UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2007

IRON MOUNTAIN INCORPORATED
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-13045 (Commission File Number)	23-2588479 (IRS Employer Identification No.)

745 Atlantic Avenue
Boston, Massachusetts 02111
(Address of principal executive offices, including zip code)

(617) 535-4766
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 7, 2007, the Board of Directors of Iron Mountain Incorporated (the “Corporation”) amended Sections 6.1, 6.2 and 6.6 of the Bylaws of the Corporation, which govern the issuance of stock certificates of the Corporation, to authorize the issuance of uncertificated shares of some or all of the Corporation’s capital stock, thereby permitting the Corporation to be eligible to participate in the Depository Trust Company’s Direct Registration System.  A copy of the Bylaws of the Corporation, as amended on December 7, 2007, is filed as Exhibit 3.1 and is incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
Number	Exhibit Description

3.1	Bylaws of Iron Mountain Incorporated (as amended on December 7, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED (Registrant) By: /s/ Brian P. McKeon Name: Brian P. McKeon Title: Executive Vice President and Chief Financial Officer

Date: December 13, 2007